WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 99.5%
Education - 11.6%
New Jersey Institute of Technology, GO, Series A	5.000%	7/1/45	$2,000,000	$2,284,360
New Jersey State EDA Revenue, Provident Group, Montclair Properties, State University Housing Project, AGM	5.000%	6/1/42	5,000,000	5,908,950
New Jersey State EFA Revenue:
Series A	4.000%	7/1/50	1,000,000	1,102,450
Stevens Institute Of Technology, Green Bonds, Series A	5.000%	7/1/45	2,000,000	2,431,920
Stevens Institute of Technology, Series A	5.000%	7/1/47	2,750,000	3,164,892
New Jersey State Higher Education, Student Assistance Authority Revenue:
Series A	5.000%	12/1/27	1,750,000	2,231,863
Series A	5.000%	12/1/28	675,000	864,331
Subordinated, Series 1B	5.000%	12/1/44	1,080,000	1,156,874	(a)

Total Education				19,145,640

Health Care - 11.2%
New Jersey State EDA Revenue:
Bancroft Neurohealth Project	5.000%	6/1/36	2,885,000	3,190,579
Bancroft Neurohealth Project	5.000%	6/1/41	1,325,000	1,451,445
Crane’s Mill Project	5.000%	1/1/49	2,000,000	2,172,380
New Jersey State Health Care Facilities Financing Authority Revenue:
Hackensack Meridian Health	5.000%	7/1/39	1,750,000	2,144,030
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,062,490
University Hospital, Series A, AGM	5.000%	7/1/46	5,750,000	6,470,073

Total Health Care				18,490,997

Housing - 2.0%
New Jersey State EDA Revenue:
Provident Group - Rowan Properties LLC,
Rowan University Housing Project	5.000%	1/1/48	2,000,000	2,030,240
Provident Group, Kean Properties	5.000%	7/1/37	400,000	397,900
Provident Group, Kean Properties	5.000%	7/1/47	1,000,000	980,850

Total Housing				3,408,990

Industrial Revenue - 12.2%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating, Series A, Refunding	5.000%	12/1/24	610,000	644,209	(a)

See Notes to Schedule of Investments.

Western Asset New Jersey Municipals Fund 2020 Quarterly Report	1

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - (continued)
New Jersey State EDA Revenue, Natural Gas Facilities Revenue, Series C, Refunding	2.450%	4/1/26	$2,000,000	$2,134,340	(a)(b)
New Jersey State EDA, Special Facility Revenue:
Continental Airlines Inc. Project	5.625%	11/15/30	3,400,000	3,712,256	(a)
Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/47	5,000,000	5,704,000	(a)
United Airlines Project	5.500%	6/1/33	2,000,000	2,136,060	(a)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	1,500,000	1,502,190
Salem County, NJ, PCFA Revenue, Chambers Project, Series A, Refunding	5.000%	12/1/23	3,610,000	3,811,257	(a)
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.250%	6/1/46	400,000	487,608

Total Industrial Revenue				20,131,920

Leasing - 35.9%
New Jersey State EDA Revenue:
School Facilities Construction, Series DDD	5.000%	6/15/42	10,000,000	11,626,400
School Facilities Construction, Series NN, Refunding	5.000%	3/1/29	7,000,000	7,512,680
Transit Transportation Project, Series A	5.000%	11/1/32	1,000,000	1,253,810
New Jersey State EDA, Motor Vehicle Surcharge Revenue, Series A, Refunding	4.000%	7/1/32	6,500,000	7,220,785
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement, Refunding	5.000%	6/15/24	1,000,000	1,136,750
Federal Highway Reimbursement, Refunding	5.000%	6/15/30	4,000,000	4,667,440
Transportation Program, Series AA	5.000%	6/15/37	1,000,000	1,207,060
Transportation Program, Series AA	5.250%	6/15/41	2,180,000	2,481,254
Transportation Program, Series AA	5.250%	6/15/43	2,000,000	2,412,460
Transportation Program, Series AA	4.000%	6/15/45	2,250,000	2,518,312
Transportation Program, Series AA	5.000%	6/15/45	3,015,000	3,356,208
Transportation Program, Series AA	5.000%	6/15/46	10,000,000	11,806,400
Transportation System, Series A	5.250%	12/15/23	2,000,000	2,266,200

Total Leasing				59,465,759

See Notes to Schedule of Investments.

2	Western Asset New Jersey Municipals Fund 2020 Quarterly Report

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Other - 0.1%
New Jersey State EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	$75,000	$75,265
Department of Human Services, Pooled Financing	5.200%	7/1/32	137,000	137,492

Total Other				212,757

Power - 0.6%
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	350,000	283,500	*(c)
Series A	5.050%	7/1/42	80,000	64,800	*(c)
Series XX	5.250%	7/1/40	700,000	568,750	*(c)
Series ZZ, Refunding	5.250%	7/1/18	100,000	79,750	*(d)

Total Power				996,800

Special Tax Obligation - 3.4%
New Jersey State EDA Revenue, Cigarette Tax	5.000%	6/15/28	2,000,000	2,089,180
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	220,000	196,152
CAB, Restructured, Series A-1	0.000%	7/1/46	220,000	68,341
CAB, Restructured, Series A-1	0.000%	7/1/51	2,000,000	447,840
Restructured, Series A-1	4.550%	7/1/40	50,000	55,006
Restructured, Series A-1	5.000%	7/1/58	794,000	886,818
Restructured, Series A-2	4.329%	7/1/40	330,000	358,426
Restructured, Series A-2A	4.550%	7/1/40	480,000	528,058
Virgin Islands Public Finance Authority Revenue:
Subordinated, Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	975,000	937,765
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	100,000	100,396

Total Special Tax Obligation				5,667,982

State General Obligation - 8.3%
New Jersey State, GO:
COVID-19 Emergency, Series A	5.000%	6/1/29	1,500,000	1,944,165
Various Purpose	5.000%	6/1/27	10,000,000	11,788,000

Total State General Obligation				13,732,165

Transportation - 13.6%
Delaware River, PA & NJ, Port Authority Revenue:
Series A	5.000%	1/1/36	250,000	313,700
Series A	5.000%	1/1/37	2,200,000	2,751,892

See Notes to Schedule of Investments.

Western Asset New Jersey Municipals Fund 2020 Quarterly Report	3

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2020

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Transportation - (continued)
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	$1,500,000	$1,675,635	(a)
New Jersey State Turnpike Authority Revenue, Series B	5.000%	1/1/40	5,955,000	7,348,292
Newark, NJ, Housing Authority Port Newark Marine Terminal Rental Revenue, Additional Newark Redevelopment Project, Refunding, NATL	5.250%	1/1/23	2,130,000	2,273,796
Port Authority of New York & New Jersey Revenue:
Consolidated Series 166, Refunding	5.000%	1/15/41	1,000,000	1,002,680
Consolidated Series 194, Refunding	5.000%	10/15/41	4,580,000	5,363,821
Consolidated Series 221	4.000%	7/15/50	1,500,000	1,732,920	(a)

Total Transportation				22,462,736

Water & Sewer - 0.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	950,000	1,001,063

TOTAL INVESTMENTS - 99.5% (Cost - $153,175,214)				164,716,809
Other Assets in Excess of Liabilities - 0.5%				817,619

TOTAL NET ASSETS - 100.0%				$165,534,428

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)	The coupon payment on this security is currently in default as of December 31, 2020.

(d)	The maturity principal is currently in default as of December 31, 2020.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
CAB	— Capital Appreciation Bonds
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
GO	— General Obligation
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Western Asset New Jersey Municipals Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk

5

Notes to Schedule of Investments (unaudited) (continued)

premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal Bonds†	—	$164,716,809	—	$164,716,809

†	See Schedule of Investments for additional detailed categorizations.

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